# Management Presentation

March 2011

allegiant
Travel is our deal.

# Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

# Unique business model and results

- Highly resilient and profitable
  - 15.6% LTM pre-tax margin
  - Profitable last 32 quarters [(1)]
  - $140mm LTM EBITDA [(2)]
- Very strong balance sheet
  - $150mm cash
  - $28mm debt, minimal off balance sheet debt
  - LTM free cash flow $41mm [(2)]
- Management owns >20%



EBITDA(2)
Free cash flow(2)
Pre-tax Profit
Pre-tax Margin
($mm)
11.0%
21.6%
15.6%
$79
$55
$26
$152
$121
$120
$140
$103
$41
0
20
40
60
80
100
120
140
160
2008
2009
2010

System fuel price $2.98 $1.76 $2.30

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time adjustment
(2) See GAAP reconciliation in Appendix

allegiant Travel is our deal.

# Built to be different – highly profitable

| Airlines | vs. | Allegiant |
|---|---|---|
| Air transportation | | Travel |
| Business, VFR, leisure | | Leisure = vacation |
| Large cities | | Small cities |
| High frequency | | Low frequency |
| Fixed capacity | | Variable capacity |
| High cost assets | | Low cost assets |
| Competition | | Little competition |
| Unprofitable / Marginally profitable | | Highly profitable |

allegiant™ Travel is our deal.

# MD-80 – our aircraft of choice, for a long time

- Operating 51 MD-80s
  - Avg age – 32k cycles
  - Avg utilization – 1k cycles/yr
  - Certificated to 60k cycles
- Purchase for ~ $3.5m
  - Purchase price + induction
- Still operated at DAL & AMR
  - DAL – 117 AC (41k cycles)
  - AMR – 224 AC (29k cycles)
- DC-9 lineage
  - DAL operating some > 80k cycles



EBITDA / Aircraft
($mm)
$3.5
$2.5
$1.5
$2.3
$2.2
$3.6
$2.9
2007
2008
2009
2010

Source: Company reports, OAG aviation solutions, and Form 41 T1, T2, T100 reports from APGDAT
DAL – Delta Air Lines, AMR – American Airlines

allegiant Travel is our deal.

# Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Duluth
Plattsburgh
Medford
Bozeman
Bismarck
Fargo
Idaho Falls
Rapid City
Appleton
Grand Rapids
Elmira
Casper
Sioux Falls
Cedar Rapids
Rockford
Twin Falls
South Bend
Allentown
Stockton
Grand Island
Toledo
Youngstown
Oakland
Fort Collins/Loveland
Des Moines
Moline
Colorado Springs
Peoria
Fort Wayne
Huntington
Monterey
Fresno
Grand Junction
Wichita
Roanoke
Bakersfield
Pueblo
Springfield
Lexington
Owensboro
Greensboro
Santa Maria
Las Vegas
Knoxville
Tri-Cities
Los Angeles
Bentonville
Chattanooga
Wilmington
Long Beach
Palm Springs
Greenville/Spartanburg
Myrtle Beach
San Diego
Phoenix-Mesa
Savannah
Shreveport
Laredo
Orlando (Sanford/OIA)
Tampa /St. Pete
Fort Lauderdale
Punta Gorda, FL
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Projected through March 31, 2011
164 routes, 51 operating aircraft
62 small cities, 11 leisure destinations

allegiant™ Travel is our deal.

# Minimal head to head mainline competition

## Other airlines view us as an annoyance, not a threat



Bellingham
Plattsburgh
Grand Rapids
Allentown
Lexington
Las Vegas
Knoxville
Long Beach
Greenville/Spartanburg
Orlando
Tampa /St. Pete
Fort Lauderdale



160
120
80
40
0
9
155
Routes w competition
Routes wo competition

allegiant™ Travel is our deal.

# Best pre-tax margins


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
ALGT
RYAAY(1)
LUV(1)
ALK(1)
JBLU(1)
ALGT
RYAAY
LUV
ALK
JBLU
ALGT
RYAAY
LUV
ALK
JBLU
ALGT
RYAAY
LUV
ALK
JBLU

| | 2007 "Normal" | 2008 Runaway Oil | 2009 Recession | 2010 Recovery |
|---|---|---|---|---|
| Avg AC in period | 28 | 36 | 43 | 49 |
| System fuel price | $2.30 | $2.98 | $1.76 | $2.30 |

(1) RYAAY = Ryanair ; LUV = Southwest Airlines; JBLU = JetBlue Airways; ALK = Alaska Air Group (before accounting changes)

allegiant™ Travel is our deal.

# Credit metrics


Return on capital employed
30%
20%
10%
0%
13%
25%
18%
5%
2008
2009
2010
2010 LUV


Return on equity
40%
30%
20%
10%
0%
16%
29%
22%
8%
2008
2009
2010
2010 LUV


Interest coverage
60
50
40
30
20
10
0
14.7 x
37.2 x
55.4 x
9.7 x
2008
2009
2010
2010 LUV


Debt / EBITDA
4
3
2
1
0
1.1 x
0.4 x
0.3 x
2.9 x
2008
2009
2010
2010 LUV

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

# Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
  - $428m in 2010
- Ancillary air
  - Unbundled air product
  - $170m in 2010
- Ancillary 3rd party
  - Hotels, rental cars
  - $24m net revenue in 2010
- Fixed fee
  - Charter flying
  - $41m in 2010



Revenue growth ($mm)
Total revenue
$361
$504
$558
$664
$700
$600
$500
$400
$300
$200
$1
$35
$17
$48
$259
$6
$53
$19
$95
$331
$6
$43
$20
$143
$346
$1
$41
$24
$170
$428
2007
2008
2009
2010
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee
Other

# Ancillary air revenue

- Checked bag ($15 - $30)
- Convenience fee ($15)
- Call-center booking fee ($15)
- Assigned seat ($6 - $35)
- Priority boarding ($10)
- Trip flex ($8)
- On-board sales



Ancillary air rev per scheduled passenger
$35
$30
$25
$20
$15
$10
$16.02
$24.52
$29.07
$30.24
2007
2008
2009
2010

# Third party ancillary revenue

- Bundled vacation package offers (opaque pricing)
  - Hotels, car rentals, show tickets
- Very high margins
  - 24% of 2010 pre-tax income
  - $89m gross revenue in 2010
- Wholesale price for hotel & car, we manage margin
- No inventory risk
- "Expedia with wings"



Third party rev per scheduled passenger
$4.50
$4.00
$3.50
$4.01
$4.34
2009
2010

# Our website is our store front


Discount Flights and Vacation Packages | Travel Is Our Deal™ | Airfare & Hotel Packages from Allegiant
allegiant
Travel is our deal.
Home
Book Vacation
Hotels
Cruises
Destinations
Activities
Travel Tools
Check-In
My Allegiant™
Book Your Travel Deal
Flight Only
Book Together and SAVE!
Flight + Hotel
Flight + Hotel + Car
Flight + Car
One Way
From:
Depart:
Select Departure City
To:
Return:
Destination City
Accepting reservations through 5/17/2011
Adults:
Children:
Rooms:
Promo Code:
SEARCH
Find a better hotel deal and your next flight's free*!
That's our new low-price pledge
learn more
CLICK THE ARROWS FOR MORE GREAT DEALS!
TOTAL OFFERS: 7 CURRENT OFFER: 2
More Everyday Low Fares
allegiant
Travel is our deal.
We pledge the best travel deals.
Travel is our deal.™
We are committed to saving you money on more than just airfare.
#1
#2
#3
Find us on Facebook
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BREAKING NEWS! ALLEGIANT NAMED:
2009 Top-Performing Low-Cost Airline by Aviation Week
One of Fortune Magazine's 100 Fastest Growing Companies
Featured Destinations
Las Vegas
Fort Lauderdale
Phoenix-Mesa
Southwest Florida Coast
Los Angeles Area
Myrtle Beach
Bellingham
Palm Springs
Tampa Bay-St. Petersburg
San Diego
Orlando
San Francisco Bay Area
Allegiant Featured Hotel Partners
Las Vegas

- 19mm unique visitors (last 12 months)
- 32% new visits
- 6.5 average page views
- Over 5.5 min on site
- Completed usability testing
- CRM strategy
- 89% of 2010 sales were through the site

allegiant™
Travel is our deal.

# Excellent cost discipline - CASM

Total cost/ASM (CASM) vs stage length


11.3
LUV
11.0
ALK
9.9
JBLU
8.9
ALGT
Total cost per ASM (cents)
11.5
11
10.5
10
9.5
9
8.5
8
500
750
1,000
1,250
Average stage length (miles)

ASM – available seat miles
Time period – Full year 2010

Total cost ex fuel/ASM (CASM ex) vs stage length


7.9
ALK
7.6
LUV
6.7
JBLU
5.1
ALGT
Total cost ex fuel per ASM (cents)
8
7.5
7
6.5
6
5.5
5
4.5
500
750
1,000
1,250
Average stage length (miles)

allegiant™ Travel is our deal.

# Structural cost advantage

- Low aircraft acquisition costs
- Simple product
- Cost-based scheduling – aircraft bases
  - Out and back
  - No crew overnights
- Labor efficiencies – 31 FTEs per aircraft
- Closed distribution
- Small cities
  - Lower airport costs
  - Lower marketing costs

allegiant™ Travel is our deal.

# Low cost drivers


2010 cost per passenger
Total
Other
Aircraft
Allegiant = $95
Southwest = $126
JetBlue = $142
$19
$18
$37
$25
$42
$67
$38
$37
$75
$10
$6
$41
$58
$9
$9
$41
$59
$7
$14
$46
$67
ALGT
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges

allegiant Travel is our deal.

# Balance sheet management



$mm
$350
$300
$250
$200
$150
$100
$50
$0
$231.5
$98.0
$25.0
$98.5
$14.9
$53.8
$17.7
$30.7
$150.3
Unrestricted Cash & Equivalents 12/31/09
Operating Cash Flow
Pre-payment to Harrahs
Capital Expenditures
Cash Dividend
Stock Repurchase
Net Debt Retired
Other
Unrestricted Cash & Equivalents 12/31/10

Operating cash flow = Net income + depreciation + chg in working capital + chg in air traffic liability
Period is full year 2010

allegiant™ Travel is our deal.

# Fuel hedging

- We are not fuel derivative traders
  - Can only hedge cost not revenue
  - Speculation
- At any given fuel price we can make money by reducing capacity
- One key strength is the ability to quickly adjust due to low fixed costs – superior way to manage fuel risk
- No liquidity or balance sheet risk

# Aggressive capacity management

Avg. daily scheduled flights by month[1]


160.00
140.00
120.00
100.00
80.00
60.00
40.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2010
2011E
2009
2008
2007
July 2008
high fuel price
2007
2008
2009
2010
2011E

(1) Projected schedules through July 2011

allegiant™ Travel is our deal.

# MD-80 network growth

- Currently analyzing/negotiating
  - 50 new routes
  - 30 new small cities
- 166 seat
  - Adding 16 seats by eliminating monuments
  - Will have a 30 inch seat pitch (standard pitch in industry)
  - Start seeing larger aircraft in 2H 2011
  - Completion mid 2012
- 8 aircraft in storage
  - Will use 4 to supplement fleet for 166 project

allegiant™ Travel is our deal.

# 757 fleet

- Aircraft 1 & 2
  - Purchased and subsequently financed ($14mm)
  - Target early Summer 2011 for 1 aircraft domestic flying
  - Lease second aircraft to a European operator
    - Expected return from lease Summer 2012
- Aircraft 3 & 4
  - #3 purchased Feb 2011, #4 purchased Mar 2011
  - Lease through Summer 2012
- Aircraft 5 & 6
  - Closing date expected in Nov 2011
- Anticipate other revenue between $15 - $18m from the three leases

allegiant™ Travel is our deal.

# 757 fleet and Hawaii

- Hawaii is now a 2012 goal
- Initial request to FAA – simultaneous approval
  - 757 on certificate
  - Flag status (needed for Hawaii)
  - ETOPS 180 (needed for Hawaii)
- ETOPS application
  - Operate 757 in domestic mainland, non-ETOPS flying
  - After several months of operational experience, apply for ETOPS
  - Target ETOPS approval in 2012

allegiant™ Travel is our deal.

# Management changes

- Kris Bauer - SVP Operations (May 2010)
  - SVP of Technical Operations at Northwest/Delta
- Greg Rehwaldt – VP of Stations (Dec 2010)
  - Director of Stations at Northwest
- Greg Baden – VP of Flight Operations (Jan 2011)
  - Managing Director of Flying at Delta
- Kurt Carpenter – VP of Maintenance/Engineering (Feb 2011)
  - Director of Maintenance at Allegiant
- Scott Allard – Chief Information Officer (Mar 2011)
  - CIO at Spirit, leadership roles at Priceline, American Express

allegiant™ Travel is our deal.

# Projected growth – scheduled ASMs

- FY 2011 ~ +1 to 3%
  - 51 operating aircraft through the year
  - 166 seat aircraft begin to operate 2H 11
- FY 2012 ~ +18 to 20%
  - 166 seat upgrade completed Q4 12
  - 4 additional MD-80s Q4 12 (in storage today)
  - 6 757 operating to Hawaii 2H 12
- FY 2013 ~ +17 to 19%
  - Full year of 166 seat aircraft + Hawaii
  - Remaining 4 MD-80s (in storage today)
- FY 2014 ~ 5 to 7%
  - No new aircraft

Guidance subject to change

allegiant™ Travel is our deal.

# 1st half 2011 guidance

- Q1 11 PRASM +9 to 11%
- Not growing aircraft in 1H 2011
- Schedule currently selling through August 16th 2011
- 8 aircraft in storage – can react to opportunities quickly

| | 1st Quarter 2011 | 2nd Quarter 2011 |
|---|---|---|
| System departures | +2 to 4% | (2) to +2% |
| System ASMs | +2 to 4% | (2) to +2% |
| Scheduled departures | +3 to 5% | (3) to +1% |
| Scheduled ASMs | +2 to 4% | (4) to 0% |

Guidance subject to change

allegiant™ Travel is our deal.

# Appendix

# GAAP reconciliation

## EBITDA calculations

| $mm | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|
| Net Income | 65.7 | 76.3 | 35.4 | 31.5 |
| +Provision for Income Taxes | 37.6 | 44.2 | 19.8 | 19.2 |
| +Other Expenses | 1.3 | 1.6 | .7 | -3.6 |
| +Depreciation and Amortization | 35.0 | 29.6 | 23.5 | 16.0 |
| **=EBITDA** | **139.6** | **151.8** | **79.4** | **63.1** |
| Total debt | 28.1 | 45.8 | 64.7 | 72.1 |
| 7 x annual rent | 12.0 | 13.5 | 19.7 | 21.0 |
| **=Debt to EBITDA** | **0.3x** | **0.4x** | **1.1x** | **1.5x** |
| Average aircraft in period | 47 | 43 | 36 | 28 |
| **=EBITDA per aircraft** | **2.9** | **3.6** | **2.2** | **2.3** |
| System passengers (mm) | 5.8 | 5.3 | 4.3 | 3.3 |
| **=EBITDA per passenger** | **$23.65** | **$28.49** | **$18.48** | **$19.32** |
| Interest expense | 2.5 | 4.1 | 5.4 | 5.5 |
| **= Interest coverage** | **55.4x** | **37.2x** | **14.7x** | **11.4x** |

allegiant™ Travel is our deal.

# GAAP reconciliation

## Return on equity

| $mm | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|
| Net Income ($mm) | 65.7 | 76.3 | 35.4 | 31.5 |
| Total shareholders equity ($mm) | 297.7 | 292.0 | 233.9 | 210.3 |
| **Return on equity** | **22%** | **29%** | **16%** | **17%** |

# GAAP reconciliation

## Free cash flow calculations

| $mm | 2010 | 2009 | 2008 | 2007 |
|---|---|---|---|---|
| Operating Income | 104.7 | 122.3 | 55.8 | 44.1 |
| +Depreciation & Amortization | 35.0 | 29.6 | 23.5 | 16.0 |
| -Capital Expenditures | 98.5 | 31.7 | 53.0 | 42.1 |
| **=FCF** | **41.1** | **120.2** | **26.3** | **17.9** |
| Diluted Shares (mm) | 19.7 | 20.3 | 20.5 | 20.5 |
| **FCF / Diluted Share** | **$2.09** | **$5.93** | **$1.28** | **$0.87** |

allegiant™ Travel is our deal.

# GAAP reconciliation

## Return on capital employed calculation

| $mm | 2010 | 2009 | 2008 |
|---|---|---|---|
| + Net income | 65.7 | 76.3 | 35.4 |
| + Income tax | 37.6 | 44.2 | 19.8 |
| + Interest expense | 2.5 | 4.7 | 5.4 |
| + Interest income | (1.2) | (2.5) | (4.7) |
| EBIT | 104.6 | 122.7 | 55.9 |
| + Interest income | 1.2 | 2.5 | 4.7 |
| Tax rate | 36.7% | 36.2% | 35.9% |
| **Numerator** | **67.0** | **79.9** | **38.9** |
| Total assets prior year | 499.6 | 424.0 | 405.4 |
| + Current liabilities prior year | (158.6) | (131.0) | (128.0) |
| + ST debt of prior year | 23.3 | 25.3 | 18.2 |
| **Denominator** | **364.3** | **318.3** | **295.6** |
| **= Return on capital employed** | **18.4%** | **25.1%** | **13.1%** |

allegiant™ Travel is our deal.

# History

- Current management took control June 2001
- MD-80s
- Hotel packages since 2002
- Pioneered US unbundled airline product starting in 2003
- Profitable 2 quarters of 2002, every quarter since 2003
- Disciplined, consistent growth



60
50
40
30
20
10
0
3 3
4 7
2 9
8 17
7 24
8 32
6 38
8 46
5 51
2002
2003
2004
2005
2006
2007
2008
2009
2010
Additions
YE Aircraft

allegiant
Travel is our deal.

# Small cities, leisure

- Low prices stimulate leisure travel
- Small, underserved (and sometimes un-served) markets
- Value proposition
  - Non-stop
  - Local airport (avoid long drives, long lines, hassles)
  - Big, comfortable airplane vs. small, cramped airplane
  - Low, low fares
  - Bundled vacation packages
- Little to no competition

allegiant™ Travel is our deal.

# Our customers

- Demographics[1]
  - Mean income > $104k
  - 75% married
  - Mean age = 49
  - 86% own home
  - 75% employed
  - 54% professional
- Our customers consider us
  - Reliable
  - Trustworthy
  - A good value

How favorable do you view Allegiant[2]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24%
71%
Satisfaction
Very favorable
Somewhat favorable

1 – Customer survey, 2010 by Penn, Schoen & Berland Associates
2 – Q: How favorable of a view do you have of the following companies? Showing percentage of very & somewhat favorable, among those aware of the brand / Source: Customer survey, 2010 by Penn, Schoen & Berland Associates

allegiant Travel is our deal.

# Capacity growth


Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
4%
3%
-8%
6%
-2%
-13%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
Previous guidance (Jan 10, 2011)
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Schedule ASM growth is the midpoint of guided range

allegiant™ Travel is our deal.

# Unit revenue gains with growth


16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
13.8%
7.7%
11.5%
5.5%
-0.3%
13.9%
1.0%
-2.0%
Dec-10
Jan-11
Feb-11
Mar-11
Q2-2011
Scheduled ASM growth
PRASM growth

Q2–2011 scheduled ASM growth is midpoint of guided range
Feb 2011 PRASM growth is midpoint of guided range

allegiant™ Travel is our deal.

# Profitable growth

| | 2007 | 2010 | % change |
|---|---|---|---|
| System ASMs (billions) | 3.87 | 6.25 | 62% |
| Average AC | 28 | 49 | 76% |
| Total cities | 58 | 73 | 26% |
| Pre-tax margin | 14% | 16% | |



$mm
160
140
120
100
80
60
40
20
0
$140
$63
$103
$51
EBITDA(1)
Pre-tax income



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$3.32
$1.53
$2.30 $2.30
EPS
System fuel price

(1) See GAAP reconciliation in Appendix

2007
2010

allegiant
Travel is our deal.

# 166 seat project economics

| | |
|---|---|
| **Revenue (actuals 2010)** | |
| Average scheduled fare | $76.26 |
| Average ancillary fare | $34.58 |
| Total scheduled fare | $110.85 |
| | |
| **Assumptions** | |
| 75% load factor (16 x .75) | 12 pax |
| $ per pax fuel ($3.03 gal x 40 gal/dept) | $10.10 |
| $ per pax non fuel (inflight, D&A, marketing, etc.) | $30 |
| Total marginal cost per pax | $40.10 |
| | |
| Departures/AC/year (2010 = 2.7 dept/AC/day) | 986 |
| # additional sched pax/AC/year | 11,832 |

allegiant™ Travel is our deal.

# Pricing

- We manage our network for a target load factor
- Lock down one variable – load factor
  - Will run +/- 90%; have done so for 11 consecutive quarters
- Manage capacity to solve for price
- High load factor enables
  - Ancillary revenue
  - Lower cost per pax

allegiant™ Travel is our deal.

# 3rd party initiatives

- Continued focus on supplier costs
- Pricing
- Adding inventory
- New programs
  - Branson, Missouri (service to SGF from 5 destinations)
  - Ski packages
  - Small cities
- Automation
  - Improve pricing tools
  - Land only products
  - Improve car module

allegiant™ Travel is our deal.

# Managed fuel efficiency


2010 fuel gallons per passenger
21
20
19
18
17
16
15
Gallons / passenger
JBLU
20.0
ALK
19.4
ALGT
18.0
ALGT @166 seat
16.6
LUV
16.3
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

Source: Company filings
166 seat estimate is based on company assumptions

allegiant™ Travel is our deal.

# Growth and pre-tax margin vs fuel

| | Q1 08 | Q2 08 | Q3 08 | Q4 08 | Q1 09 | Q2 09 | Q3 09 | Q4 09 | Q1 10 | Q2 10 | Q3 10 | Q4 10 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Qtr pre-tax margin | 11% | 3% | 7% | 23% | 31% | 25% | 16% | 13% | 21% | 17% | 12% | 13% |



60%
40%
20%
0%
-20%
-40%
-60%
Q1-2008
Q2-2008
Q3-2008
Q4-2008
Q1-2009
Q2-2009
Q3-2009
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Scheduled ASMs growth
P-RASM growth
System fuel price growth

allegiant™ Travel is our deal.

# Labor costs vs peers



Labor cost per passenger – 2010
45
40
35
30
25
20
15
10
5
0
$18
$37
$42
Allegiant
Jetblue
Southwest



Employees per aircraft – Q410
80
70
60
50
40
30
20
10
0
32
64
70
Allegiant
Southwest
JetBlue

Source: company filings
Employees are full time equivalents